                                                                   EXHIBIT 99.01

                        SEPARATION AGREEMENT AND RELEASE

            This Separation  Agreement and Release (the "Agreement") is dated as of April 1, 2005,  by and between,  Del Global  Technologies  Corp.,  a New York corporation (the "Company"), and Edward Ferris ("Ferris").

            WHEREAS,  the Company and Ferris are parties to an  agreement  dated
October 28, 2002 (the "Change in Control Agreement").

            WHEREAS, this Agreement governs the terms of Ferris' separation from the Company.

            NOW,  THEREFORE,  in  consideration  of  the  mutual  covenants  and agreements contained herein and for other good and valuable  consideration,  the receipt and  sufficiency  of which are hereby  acknowledged,  the parties hereby agree as follows:

            1. As of the close of business April 1, 2005,  Ferris' employment by the  Company  shall  cease.  As  severance,  Ferris  will  receive a payment  of
FOUR-HUNDRED AND SEVENTY-FOUR  THOUSAND FOUR HUNDRED AND NINETY-ONE  DOLLARS AND
TWENTY-THREE  CENTS  ($474,491.23)  which  payment shall be made within five (5)
business days of Ferris' execution and delivery of an executed  Agreement to the
Company.  Such  payment  shall  be made  net of  applicable  state  and  federal withholding and other taxes  customarily  withheld by the Company.  In addition, the Company  will make payment to Ferris in the amount of  TWENTY-FIVE  THOUSAND
DOLLARS  ($25,000.00)  which amount represents payment of certain legal fees and expenses  Ferris has  incurred or is expected  to incur in  connection  with his separation  from the  Company.  Ferris  understands  that the  Change in Control
Agreement is hereby terminated and is of no further force and effect and that he is entitled to no payment from the Company of any kind or nature pursuant to the
Change in Control  Agreement or under any other agreement or agreements with the
Company.  Ferris  further  understands  that aside from the  payments  set forth within this paragraph, he is not entitled to and will not receive any payment of any kind from the Company.

            2. In exchange for the consideration  received under this Agreement,
Ferris hereby  irrevocably and  unconditionally  releases and forever discharges the Company,  its predecessors,  parents,  subsidiaries,  affiliates,  and past,
present  and  future  officers,   directors,  agents,  consultants,   employees,
representatives,  attorneys,  and  insurers,  as  applicable,  together with all successors and assigns of any of the foregoing (collectively,  the "Releasees"), of and from all claims,  demands,  actions,  causes of action, rights of action,
contracts,   controversies,   covenants,   obligations,   agreements,   damages,
penalties,  interest,  fees, expenses,  costs,  remedies,  reckonings,  extents, responsibilities,  liabilities,  suits,  and  proceedings  of  whatsoever  kind, nature,  or  description,  direct or indirect,  vested or  contingent,  known or unknown, suspected or unsuspected, in contract, tort, law, equity, or otherwise, under  the laws of any  jurisdiction,  that  Ferris or his  predecessors,  legal representatives,  successors  or assigns,  ever had, now has, or hereafter  can, shall,  or may have,  against  the  Releasees,  as set forth  above,  jointly or severally,  for, upon, or by reason of any matter,  cause,  or thing  whatsoever from  the  beginning  of the  world  through,  and  including,  the date of this
Agreement (the "Claims"), arising out of Ferris's employment with the Company.

            It is understood and agreed that Ferris hereby  expressly waives any and all laws or statutes, of any jurisdiction whatsoever, which may provide that a general  release  does not extend to claims not known or suspected to exist at the time of executing a release  which if known would have  materially  affected the decision to give said release. It is expressly intended and agreed that this
Release does in fact extend to such unknown or unsuspected Claims arising out of
Ferris'  employment  with the Company  related to anything which has happened to the date hereof even if knowledge  thereof  would have  materially  affected the decision to give said release.

            Furthermore, this Release includes, but is not limited to, any and all:

                 (a) employment and/or benefit related claims under any federal, state or local law,  employment  law or civil  rights  law,  including,  but not limited to, the Americans with  Disabilities  Act, the National Labor  Relations
Act, the Fair Labor  Standards Act and any other  federal,  state or local wage, wage hour or wage payment law, the Employee  Retirement  Income  Security Act of
1974  ("ERISA")  including,  but not limited to,  breach of  fiduciary  duty and equitable claims arising under  ss.1132(a)(3)  of ERISA,  Title VII of the Civil
Rights Act of 1964, the Vocational  Rehabilitation Act of 1973, the Civil Rights
Acts of 1866, 1871 and 1991, including Section 1981 of the Civil Rights Act, the
Family and Medical Leave Act, the Worker Adjustment and Retraining  Notification
Act (all as amended); and

                 (b)  employment  and/or  benefit  related  claims arising under common  or  other  law  including  any  policy,  procedure  or  practice  of the
Releasees,  and any  contract  or tort  (including  but not limited to claims of defamation,  intentional or negligent infliction of emotional distress, tortious interference, wrongful or abusive discharge, conversion, fraud, negligence, loss of consortium) claims; and

                 (c) claims of retaliation  under all federal,  state,  local or common or other law;

            Except to enforce  this  Agreement,  Ferris  agrees that he will not pursue,  file or assert or permit to be  pursued,  filed or  asserted  any civil action,  suit or legal proceeding seeking equitable or monetary relief (nor will he seek or in any way obtain or accept any such relief in any civil action, suit or legal  proceeding)  in connection  with any matter  concerning his employment relationship with the Company and/or the termination thereof with respect to all of the claims  released herein arising from the beginning of the world up to and including the date of execution of this  Agreement  (whether known or unknown to him and including any continuing  effects of any acts or practices  prior to the date of  execution of this  Agreement).  Ferris  further  agrees that should any class  action or  collective  action  lawsuit be brought  against the Company in which he may be a  participant,  he will  opt-out  (or not opt-in) to the class.
Except for the payments and benefits set forth herein,  Ferris acknowledges that he has been  paid all  wages  and  other  amounts  due to him and that he is not entitled to any other payments or benefits of any kind.

            If Ferris should bring any action  arising out of the subject matter covered by this Agreement,  except to enforce this Agreement, he understands and recognizes  that he will,  at the option of Company,  be considered in breach of this  Agreement  and shall be required to  immediately  return any and all funds received pursuant to this Agreement.

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            The release set forth  within this  paragraph  shall not include any rights Ferris may have pursuant to the Company's 401(k) plan,  rights to medical and dental  coverage  benefits,  rights to participate in COBRA,  and any rights
Ferris may have under the October 14, 2002 Officers'  Stock Option  Agreement or
under the December 16, 2002 Indemnification Agreement.

            3. Upon execution of this Agreement,  the Company hereby irrevocably and  unconditionally  releases  and  forever  discharges  Ferris of and from all claims,  demands,  actions,  causes  of  action,  rights of  action,  contracts, controversies, covenants, obligations, agreements, damages, penalties, interest,
fees,  expenses,  costs,  remedies,   reckonings,   extents,   responsibilities,
liabilities,  suits, and proceedings of whatsoever kind, nature, or description, direct or indirect, vested or contingent, which are presently known in contract, tort, law, equity, or otherwise,  under the laws of any  jurisdiction,  that the
Company now has, or hereafter can,  shall,  or may have,  against  Ferris,  for, upon, or by reason of any matter,  cause, or thing whatsoever from the beginning of the world through, and including,  the date of this Agreement (the "Claims").
The Company  represents that, as of the date of this Agreement,  it is not aware of any claims that may be made against Ferris by reason of his  employment  with the Company.

            4. Ferris agrees that in the future,  upon  reasonable  request,  he will cooperate with the Company so long as such  cooperation  does not interfere in any material  respects with any full-time job he may have.  The obligation to cooperate  will extend  only to those  matters  with which  Ferris may have been involved  while he was employed by the Company.  The Company agrees to reimburse
Ferris for any and all expenses  reasonably incurred in connection with any such request made by the Company and to abide by any obligations  provided for in the
December 16, 2002 Indemnification Agreement.

            5. Ferris agrees that he will not disclose,  directly or indirectly, the underlying  facts that led up to this Agreement or the terms or existence of this  Agreement  except  to his tax  preparers  and  financial,  tax  and  legal advisors.  Notwithstanding  the foregoing,  this paragraph  shall not bar Ferris from disclosure to the extent legally  necessary to enforce this Agreement,  nor does it prohibit  disclosures to the extent otherwise legally required (but only if Ferris  promptly  notifies the Company of such a disclosure  obligation  such that the Company may take  whatever  action it deems  appropriate  to prevent or limit the required disclosure).

            6. This  Agreement  shall be governed by and construed in accordance with the laws of the State of New York,  without  regard to its conflicts of law principles.  Any  dispute  regarding  this  Agreement,  or  relating  to Ferris'
employment with the Company,  shall be brought in the courts located in New York
County,  New York which will be the exclusive  jurisdiction  for such  disputes.
Ferris hereby expressly waives a right to a jury in any such actions.

            7. This Agreement may not be changed or altered, except by a writing signed by both parties.  Until such time as this Agreement has been executed and subscribed  by  both  parties  hereto:  (i) its  terms  and  conditions  and any discussion  relating  thereto,  without any exception  whatsoever,  shall not be binding nor  enforceable  for any purpose upon any party;  and (ii) no provision contained  herein shall be construed as an  inducement  to act or to withhold an action, or be relied upon as such.

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            8. This  Agreement  constitutes  an  integrated,  written  contract, expressing  the entire  agreement  and  understanding  between the parties  with respect to the subject matter hereof and supersedes any and all prior agreements and understandings,  oral or written,  between the parties, except to the extent that  matters  covered  within the  October  14,  2002  Officers'  Stock  Option
Agreement or the December 16, 2002 Indemnification Agreement may survive.

            9. Any and all notices or other communications required or permitted hereunder  shall be in writing and shall be deemed  given and  effective  on the earliest of (i) the date of  transmission,  if such notice or  communication  is delivered via facsimile to the Company's  facsimile prior to 5:30 p.m. (New York
City  time)  on a  Business  Day,  (ii)  the  Business  Day  after  the  date of transmission,  if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Agreement later than 5:30 p.m. (New
York city time) on any date and earlier than 11:59 p.m.  (New York City time) on such date,  (iii) the Business  Day  following  the date of mailing,  if sent by nationally  recognized overnight courier service, or (iv) upon actual receipt by the party to whom such  notice is  required  to be given.  The  address for such notices and communications  shall be Ferris' current residence and the Company's current office address.

            10. Ferris represents that has not assigned or transferred any Claim
he  is  releasing.   This  Agreement   binds  Ferris'   heirs,   administrators,
representatives,  executors,  successors,  and  assigns,  and will insure to the
benefit  of  all  Releasees   and  their   respective   heirs,   administrators,
representatives, executors, successors, and assigns.

            11. If any provision in this Agreement is found to be unenforceable, all other provisions will remain fully enforceable.

            12. Ferris  acknowledges  that he has consulted  with, or had a full and fair opportunity to consult with,  independent  legal counsel  regarding the legal effect of this Agreement,  and is entering into this Agreement  freely and voluntarily.

            13. This  Agreement may be executed in  counterparts,  each of which shall be deemed an original,  but all of which together shall constitute one and the same instrument.

            Ferris hereby certifies that he has read the terms of this Agreement and  that he  understands  the  terms  and  effects  of this  Agreement.  Ferris acknowledges  that  he is  executing  this  Agreement  without  relying  on  any representations  other  than  those  contained  within  this  Agreement.  Ferris acknowledges  that he has been afforded a reasonable  time to review,  consider, and execute this Agreement and understands that this Agreement becomes effective immediately upon execution.

            Ferris  understands  and agrees that he has until June __, 2005,  to sign and return this Agreement to the Company.

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            IN WITNESS  WHEREOF,  the parties have executed this Agreement as of the first date set forth above.

DEL GLOBAL TECHNOLOGIES CORP.

By: /s/ Walter F. Schneider
    -------------------------------------------
   Walter F. Schneider, Chief Executive Officer

/s/ Edward Ferris
----------------------------------------
Edward Ferris

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